Exhibit 10.1

AMENDMENT NO. 1 TO

PLACEMENT AGENCY AGREEMENT

THIS AMENDMENT, dated as of December 20, 2018 (this “Amendment”), between GP Nurmenkari Inc., a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”) (hereinafter referred to as the “Placement Agent”) and Neurotrope Inc., a publicly traded Nevada corporation (the “Company”)

W I T N E S S E T H

WHEREAS, the parties hereto have heretofore entered into a Placement Agency Agreement, dated December 17, 2018, ( the “Agreement”); and

WHEREAS, the Company and the Placement Agent wish to amend the Agreement on the terms set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Agreement as follows:

1. Definitions; References; Continuation of Agreement. Unless otherwise specified herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement” and each other similar reference, contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. Except as amended hereby, all terms and provisions of the Agreement shall continue unmodified and remain in full force and effect.

2. Section 3(b). Section 3(b) is hereby deleted and replaced in its entirety as follows:

(b)       Also, as soon as practicable following the Closing, the Company will deliver to the Placement Agent (or its designees), warrants to purchase shares of the Company’s Common Stock, substantially in the form of Attachment I, equal, in the aggregate, to Two Percent (2%) of the number of shares of Common Stock sold in the Offering (which shall not include the Warrant Shares) on which the Placement Agent receives compensation pursuant to Section 3(a), with an initial exercise price equal to $6.25 per share of Common Stock (the “Broker Warrants”). The Broker Warrants shall expire five (5) years from the date of the grant, include a net exercise provision (in the event of the resale of the shares of common stock underlying the Broker Warrants are not then registered or in the event of a sale of the Company), and include the customary anti-dilution provisions covering stock splits, dividends, mergers and similar transactions. To the extent permitted by applicable laws, all warrants shall permit unencumbered transfer to the Placement Agent’s employees and affiliates and the warrants may be issued directly to the Placement Agent’s employees and affiliates at the Placement Agent’s request. The Broker Cash Fee and the Broker Warrants are sometimes referred to collectively as the “Placement Agent’s Broker Compensation”.

3.       Counterparts. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(Signature page to follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

NEUROTROPE, INC.

By: /s/ Robert Weinstein
Robert Weinstein
Chief Financial Officer

GP NURMENKARI INC.

By: /s/ Robert Fitzpatrick
Robert Fitzpatrick
Chief Compliance Officer

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